Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of Greg Strakosch and Jeffrey Wakely hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as Chief Executive Officer and Chief Financial Officer and Treasurer, respectively of TechTarget, Inc. (the Company), that, to his knowledge, the Annual Report of the Company on Form 10-K for the period ended December 31, 2011 as filed with the Securities and Exchange Commission (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2012	By:	/s/ GREG STRAKOSCH
Greg Strakosch Chief Executive Officer

Date: March 15, 2012	By:	/s/ JEFFREY WAKELY
Jeffrey Wakely Chief Financial Officer and Treasurer